UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment #1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2008

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned registrant hereby amends its Current Report on Form 8-K filed on February 12, 2008 to update the XBRL files for the Securities and Exchange Commission's voluntary filer program.

Item 8.01                       Other Events

Attached as Exhibit 100 to this Current Report on Form 8-K are the following materials from AGL Resources Inc. Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission (SEC) on February 7, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets, (ii) Statements of Consolidated Income, (iii) Statements of Consolidated Common Shareholders’ Equity, and (iv) Statements of Consolidated Cash Flows. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of AGL Resources Inc. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed “filed” for the purposes of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such filing.

Item 9.01                       Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are furnished herewith:

Exhibit No.	Exhibit Description
100
The following materials from AGL Resources Inc. Annual Report on Form 10-K for the year ended December 31, 2007, filed on February 12, 2008, formatted in XBRL (Extensive Business Reporting Language):
(i) Consolidated Balance Sheets, (ii) Statements of Consolidated Income, (iii) Statements of Consolidated Common Shareholders’ Equity, and (iv) Statements of Consolidated Cash Flows.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: February 12, 2008	/s/ Andrew W. Evans
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-100.INS	XBRL Instance Document
            EX-100.SCH                                 XBRL Taxonomy Extension Schema Document
EX-100.PRE             XBRL Taxonomy Presentation Linkbase Document
EX-100.LAB             XBRL Taxonomy Label Linkbase Document
EX-100.CAL             XBRL Taxonomy Calculation Linkbase Document